UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 7, 2006

FelCor Lodging Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas		75062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 7, 2006, FelCor Lodging Trust Incorporated (the “Company”) entered into an employment agreement with Thomas J. Corcoran, Jr. in connection with Mr. Corcoran’s appointment as Chairman of the Board of Directors of the Company, as described in Item 5.02 below. The employment agreement is for a five-year term, with automatic renewals thereafter for terms of one year each, subject to termination upon prior notice by either party. Under the agreement, Mr. Corcoran will receive an annual base salary, for the initial year of the term, of no less than $473,434.00, and for each subsequent year (including any renewal periods), no less than $362,250.00. During the first year of the agreement, Mr. Corcoran’s duties will include assisting the full transition of his prior chief executive duties to the new President and Chief Executive Officer, and thereafter, his duties will be reduced to those traditionally associated with a Chairman of the Board. Mr. Corcoran also will be eligible to receive a cash bonus, subject to satisfaction of performance standards as determined by the Compensation Committee. In the first two years of the term, the bonus amount will be based on certain threshold levels of achievement ranging from 20% of base salary to 80% of base salary. After the first two years, the cash bonus amount, if any, will be subject to determination by the Compensation Committee. In addition, Mr. Corcoran will be eligible to receive a bonus in the form of grants of restricted stock with a value equal to no less than 200% of base salary during the first year of the term, and 100% of base salary in the second year of the term. The restricted stock will be subject to time-based and, with respect to some of the shares, additional performance-based vesting criteria, as determined by the Compensation Committee. After the first two years, the restricted stock bonus amount, if any, will be subject to determination by the Compensation Committee. The agreement incorporates the terms of the change in control and severance agreement previously entered into between the Company and Mr. Corcoran, which will continue in force. A copy of the employment agreement with Mr. Corcoran has been filed as exhibit to this Current Report on Form 8-K.

Also on February 7, 2006, the Company entered into an employment agreement with Richard A. Smith in connection with Mr. Smith’s appointment as President and Chief Executive Officer, as described in Item 5.02 below. The employment agreement is for a two-year term, with automatic renewals thereafter for terms of one year each, subject to termination upon prior notice by either party. Under the agreement, Mr. Smith will receive an annual base salary of no less than $500,000.00, subject to adjustment each year. He will also be eligible to receive a cash bonus, subject to the satisfaction of performance standards as determined by the Compensation Committee. The cash bonus amount will be based on certain threshold levels of achievement ranging from 20% of base salary to 80% of base salary. In addition, Mr. Smith will be eligible to receive a bonus in the form of grants of restricted stock with a value equal to no less than 200% of base salary during the first two years of the term, and for each subsequent year of the term as determined by the Compensation Committee. The restricted stock will be subject to time-based and, with respect to some of the shares, additional performance-based vesting criteria, as determined by the Compensation Committee. In addition, upon signing the employment agreement, the Company issued to Mr. Smith 50,000 shares of restricted stock of the Company, vesting in four equal installments of 12,500 shares on January 1 of each year beginning January 1, 2007. The agreement incorporates the terms of the change in control and severance agreement previously entered into between the Company and Mr. Smith, which will continue in force. A copy of the employment agreement with Mr. Smith has been filed as exhibit to this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

Effective February 7, 2006, the prior employment agreement between the Company and Mr. Thomas J. Corcoran, Jr., dated July 28, 1994, was replaced and superseded by the employment agreement dated February 7, 2005 as described in Item 1.01 above.

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) – (d)         Effective February 7, 2006, the Company’s Board of Directors appointed Thomas J. Corcoran, Jr. as Chairman of the Board of Directors. Prior to his appointment, Mr. Corcoran was President and Chief Executive Officer of the Company since its founding in 1994. With the appointment, Mr. Corcoran received a new five-year employment agreement with the Company, as described in Item 1.01 above.

Donald J. McNamara resigned his position as Chairman of the Board effective February 7, 2006, but remains on the Company’s Board of Directors. In addition, Michael D. Rose resigned from the Board of Directors of the Company effective February 7, 2006.

The Board of Directors also appointed Richard A. Smith as President and Chief Executive Officer to succeed Mr. Corcoran in those offices, effective February 7, 2006. Mr. Smith was also appointed to the Board of Directors of the Company to fill the vacancy created by the resignation of Mr. Rose. In connection with his new appointment, Mr. Smith received a two-year employment agreement with the Company, as described in Item 1.01 above. Mr. Smith joined the Company in November 2004, and has served since that date as its Executive Vice President and Chief Financial Officer.

Effective February 7, 2006, Andrew J. Welch was appointed as Executive Vice President and Chief Financial Officer. Mr. Welch was most recently Senior Vice President and Treasurer of the Company. He succeeds Richard A. Smith in those offices.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

Copies of the press releases announcing the management changes are furnished as Exhibits 99.1, 99.2, and 99.3.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

10.36	Executive Employment Agreement dated February 7, 2006, between the Company and Thomas J. Corcoran, Jr.
10.37	Executive Employment Agreement dated February 7, 2006, between the Company and Richard A. Smith
99.1	Press release issued by the Company on February 7, 2006, announcing the appointment of Thomas A. Corcoran, Jr. as Chairman of the Board.
99.2	Press release issued by the Company on February 7, 2006, announcing the appointment of Richard A. Smith as President and Chief Executive Officer.
99.3	Press release issued by the Company on February 7, 2006, announcing the appointment of Andrew J. Welch as Executive Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED

Date: February 13, 2006	By:	/s/ Lawrence D. Robinson
	Name:	Lawrence D. Robinson
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.36	Executive Employment Agreement dated February 7, 2006, between the Company and Thomas J. Corcoran, Jr.
10.37	Executive Employment Agreement dated February 7, 2006, between the Company and Richard A. Smith
99.1	Press release issued by the Company on February 7, 2006, announcing the appointment of Thomas A. Corcoran, Jr. as Chairman of the Board.
99.2	Press release issued by the Company on February 7, 2006, announcing the appointment of Richard A. Smith as President and Chief Executive Officer.
99.3	Press release issued by the Company on February 7, 2006, announcing the appointment of Andrew J. Welch as Executive Vice President and Chief Financial Officer